
                      STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 25, 1995

                        KEMPER RETIREMENT FUND SERIES VI
               120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Kemper Retirement Fund Series VI (the
"Fund") dated October 25, 1995. The prospectus may be obtained without charge from the Fund. The Fund is a series of Kemper Target Equity Fund.

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                               TABLE OF CONTENTS

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
Investment Restrictions............................................  B-1
Investment Policies and Techniques.................................  B-2
Dividends and Taxes................................................  B-9
Performance........................................................  B-11
Investment Manager and Underwriter.................................  B-13
Portfolio Transactions.............................................  B-15
Purchase and Redemption of Shares..................................  B-16
Officers and Trustees..............................................  B-17
Shareholder Rights.................................................  B-19

The financial statements appearing in the Fund's 1995 Annual Report to Shareholders are incorporated herein by reference. The Annual Report accompanies this document.

KRF 13 10/95      (LOGO)printed on recycled paper

INVESTMENT RESTRICTIONS

Kemper Target Equity Fund (the "Trust") has adopted the following fundamental investment restrictions which cannot be changed with respect to Kemper Retirement Fund Series VI (the "Fund"), without approval of a "majority" of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

The Fund may not, as a fundamental policy:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objectives and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or other assets or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or other assets or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities or other assets of the same issue as, and equal in amount to, the securities or other assets sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write or sell put or call options, combinations thereof or similar options; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(10) Invest for the purpose of exercising control or management of another issuer.

(11) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

(12) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

(13) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(15) Issue senior securities as defined in the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number (4) in the latest fiscal period and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval.

The Fund may not, as a non-fundamental policy:

(i) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest in oil, gas or other mineral leases.

(iv) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(v) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities will not exceed 10% of total assets.

(vi) Invest more than 10% of its total assets in securities of real estate investment trusts.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. The Fund may invest in Zero Coupon Treasuries and Equity Securities (as defined in the prospectus) and engage in futures and options transactions and other investment techniques in accordance with its investment objectives and policies. See "Investment Objectives, Policies and Risk Factors" in the prospectus. Supplemental information concerning the Fund's investments and certain investment techniques is set forth below.

ZERO COUPON TREASURIES. There are currently two basic types of zero coupon securities, those created by separating the interest and principal components of a previously issued interest-paying security and those originally issued in the form of a face amount only security paying no interest. Zero coupon securities of the U.S. Government and certain of its agencies and instrumentalities and of private corporate issuers are currently available, although the Fund will purchase only those that represent direct obligations of the U.S. Government.

Zero coupon securities of the U.S. Government that are currently available are called STRIPS (Separate Trading of Registered Interest and Principal of Securities) or CUBES (Coupon Under Book-Entry Safekeeping). STRIPS and CUBES are issued under programs introduced by the U.S. Treasury and are direct obligations of the U.S. Government. The U.S. Government does not issue zero coupon securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market stripping of selected Treasury notes and bonds into individual interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. However, a purchaser of those notes and bonds who has access to a book-entry account at a Federal Reserve bank may separate the specified Treasury notes and bonds into individual interest and principal components. The selected Treasury securities may thereafter be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments. The Federal Reserve does not charge a fee for this service; however, the book-entry transfer of interest or principal components is subject to the same fee schedule generally applicable to the transfer of Treasury securities.

Under the program, in order for a book-entry Treasury security to be separated into its component parts, the face amount of the security must be an amount which, based on the stated interest rate of the security, will produce a semi-annual interest payment of $1,000 or a multiple of $1,000. Once a book-entry security has been separated, each interest and principal component may be maintained and transferred in multiples of $1,000 regardless of the face amount initially required for separation or the resulting amount required for each interest payment.

CUBES, like STRIPS, are direct obligations of the U.S. Government. CUBES are coupons that have previously been physically stripped from Treasury notes and bonds, but which were deposited with the Federal Reserve and are now carried and transferable in book-entry form only. Only stripped Treasury coupons maturing on or after January 15, 1988, that were stripped prior to January 5, 1987, were eligible for conversion to book-entry form under the CUBES program.

Investment banks may also strip Treasury securities and sell them under proprietary names. These securities may not be as liquid as STRIPS and CUBES and the Fund has no present intention of investing in these instruments.

STRIPS and CUBES are purchased at a discount from $1,000. Absent a default by the U.S. Government, a purchaser will receive face value for each of the STRIPS and CUBES provided the STRIPS and CUBES are held to their due dates. While STRIPS and CUBES can be purchased on any business day, they all currently come due on February 15, May 15, August 15 or November 15.

FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time the Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. The Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities" below. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

OPTIONS ON SECURITIES. The Fund may invest in put and call options on securities. The Fund will only invest in options which are traded on securities exchanges and for which it pays a premium (cost of option). The Fund may enter into closing transactions, exercise its options or permit them to expire. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund may purchase spread options which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a bench mark. Options traded on national securities exchanges are issued by The Options Clearing Corporation.

In effect, the buyer of a put option who also owns the related security is protected by ownership of the put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security it owns, without being required to sell that security.

At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option the Fund is able to fix the cost of acquiring the security, this being the cost of the call option plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund would be at risk only for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

When the Fund purchases a call option it pays a premium. The Fund will benefit only if the market price of the related investment is above the call price plus the premium during the exercise period and the call is either exercised or sold at a profit. If it is not exercised or sold, it will become worthless at its expiration date and the Fund will lose its premium payment. If the Fund buys a put option, it also pays a premium. If the market price of the related investment is above the exercise price and, as a result, the put is not exercised or sold, the put will become worthless at its expiration date.

OPTIONS ON SECURITIES INDICES. The Fund also may purchase call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market) rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors. Therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

REGULATORY RESTRICTIONS. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or entering into a forward foreign currency exchange purchase, the Fund will maintain in a segregated account cash, U.S. Government securities or liquid high-grade debt obligations equal to the value of such contracts. The Fund will use cover in connection with selling a futures contract.

The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities or other assets which the Fund holds or intends to purchase.

FOREIGN SECURITIES. Although the Fund will invest primarily in securities that are publicly traded in the United States, it has the discretion to invest a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. The Fund currently limits investment in foreign securities not publicly traded in the United States to less than 10% of its total assets. As discussed below, American Depository Receipts are publicly traded in the United States and, therefore, are not subject to the preceding limitation. The Fund intends to invest in foreign securities that are not publicly traded in the United States only when the potential benefits to the Fund are deemed to outweigh the risks.

Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for foreign securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. Settlement of Foreign Securities trades may take longer and present more risk than for domestic securities. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

EMERGING MARKETS. While the Fund's investments in foreign securities will principally be in developed countries, the Fund may invest a portion of its assets in developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the cost and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

PRIVATIZED ENTERPRISES. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

DEPOSITORY RECEIPTS. For many foreign securities, there are U.S. Dollar-denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States and are generally issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in

ADRs rather than directly in foreign issuers' stock, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for most ADRs. The Fund may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

FOREIGN CURRENCY TRANSACTIONS. As indicated above (see "Foreign Securities"), the Fund may invest a limited portion of its assets in securities denominated in foreign currencies. The value of the assets of the Fund invested in such securities as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

By entering into a forward contract in U.S. Dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. Dollar and such foreign currency. However, this tends to limit gains which might result from a positive change in such currency relationships.

When KFS believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It is extremely difficult to forecast short-term currency market movements, and whether such a short-term hedging strategy would be successful is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any gain which might result should the value of such currency increase. The Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests.

The Fund does not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund does not intend to enter into forward contracts for the purchase of a foreign currency if the Fund would have more than 5% of the value of its total assets committed to such contracts. The Fund segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. The Fund generally does not enter into a forward contract with a term longer than one year.

The Fund may also hedge its foreign currency exchange rate risk by engaging in foreign currency financial futures transactions and by purchasing foreign currency options. A foreign currency call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Through the purchase or sale of foreign currency financial futures contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and perhaps at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. Such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. For additional information concerning options transactions and financial futures transactions, please see "Investment Objectives, Policies and Risk Factors--Additional Investment Information" in the prospectus and related subsections above under "Investment Policies and Techniques."

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. The Fund currently does not intend to invest more than 5% of its net assets in repurchase agreements during the current year.

SHORT SALES AGAINST-THE-BOX. The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities or other assets sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities or other assets of the same issue as, and at least equal in amount to, the securities or other assets sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

DIVIDENDS AND TAXES

DIVIDENDS. The Fund will normally distribute annual dividends of net investment income and any net realized short-term and long-term capital gains. The Fund may at any time vary the foregoing dividend practice and, therefore, reserves the right from time to time either to distribute or to retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees determines appropriate under then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds. As reflected in the prospectus (see "Dividends and Taxes"), shareholders must reinvest all dividends and hold their shares until the Maturity Date in order to be assured of the benefit of the Fund's Investment Protection.

TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of the Fund's gross income during the fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. The Fund may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.

The Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A portion of the ordinary income dividends from the Fund may be eligible for the dividends received deduction available to corporate shareholders. The aggregate amount eligible for the dividends received deduction may not exceed the aggregate qualifying dividends received by the Fund for the fiscal year.

A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed in the prospectus under "Special Features--Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If the redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvestment shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvestment shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of Fund shares and reinvests in the same Fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of Fund shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes.

PERFORMANCE

As described in the prospectus, the Fund's historical performance or return may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below.

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements. Total return performance for a specific period is calculated by first taking an investment (normally assumed to be $10,000) ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

The Fund's performance figures are based upon historical results and are not representative of future performance. The Fund's shares are sold at net asset value plus a maximum sales charge of 5.0% of the offering price. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for the period ended June 30, 1995. Comparative information with respect to the Russell 1000(R) Growth Index, the Standard & Poor's 500 Stock Index, the Wilshire 750 Mid-Cap Growth Index, the Consumer Price Index and the Lipper Balanced Target Maturity Fund Index is also included, where available. There are differences and similarities between the investments which the Fund may purchase for its portfolio and the investments measured by such indexes. The Russell 1000(R) Growth Index is an unmanaged index of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's 500 Stock Index is an unmanaged index of common stocks which is considered to be generally representative of the U.S. stock market. The market prices and yields of those stocks will fluctuate. The Wilshire 750 Mid-Cap Growth Index is an unmanaged index that generally represents the performance of mid-size capitalization stocks during various market conditions. The Consumer Price Index is generally considered to be a measure of inflation. The Lipper Balanced Target Maturity Fund Index is an unweighted performance average of other mutual funds that invest to provide a guaranteed return of investment at maturity. The Fund primarily invests in zero coupon bonds and common stocks in pursuing its objectives of providing a guaranteed return of investment on the Maturity Date (May 15, 2006) to investors who reinvest all dividends and hold their shares to the Maturity Date and of providing long-term growth of capital. Its net asset value and returns fluctuate. No adjustment has been made for taxes payable on dividends. The period indicated was one of fluctuating securities prices.

                                                          VALUE OF FUND JUNE 30, 1995
                   ---------------------------------------------------------------------------------------------------------
                                    CAPITAL
      TOTAL           INITIAL         GAIN         INCOME         ENDING       PERCENTAGE        ENDING         PERCENTAGE
      RETURN          $10,000      DIVIDENDS     DIVIDENDS        VALUE         INCREASE         VALUE           INCREASE
      TABLE        INVESTMENT(1)   REINVESTED   REINVESTED(2)  (ADJUSTED)(1)  (ADJUSTED)(1)  (UNADJUSTED)(3)  (UNADJUSTED)(3)
------------------ -------------   ----------   ------------   ------------   ------------   --------------   --------------
Life of Fund(9)       $ 9,778          $0            $0           $9,778          (2.2)%        $ 10,289            2.9%

                                        COMPARED TO
                    ----------------------------------------------------
                                                    LIPPER
                    RUSSELL                        BALANCED    WILSHIRE
      TOTAL         1000(R)  STANDARD   CONSUMER    TARGET     750 MID-
      RETURN        GROWTH   & POOR'S    PRICE     MATURITY   CAP GROWTH
      TABLE         INDEX(4)  500(5)    INDEX(6)   FUND(7)     INDEX(8)
------------------  ------   --------   --------   --------   ----------
Life of Fund(9)       7.5%      6.5%       0.4%       5.9%        8.0%

---------------
 (1) The initial investment was adjusted for the maximum sales charge at the beginning of the period.
 (2) Includes short-term capital gain dividends, if any.
 (3) The initial investment was not adjusted for the maximum sales charge at the beginning of the period.
 (4) The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S.companies with greater than average growth orientation. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.
 (5) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.
 (6) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.
 (7) Lipper Balanced Target Maturity Fund Average is an unweighted average of the performance of the mutual funds in that category. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Lipper Analytical Services, Inc.
 (8) The Wilshire 750 Mid-Cap Growth Index is an unmanaged index comprised of 750 mid-size capitalization companies generally represented in large and small company universes. The market capitalization range of the Mid-Cap 750 is from $400 million to $1.7 billion. Assumes reinvestment of dividends. Source is Wilshire Associates Incorporated.
 (9) Since May 1, 1995.
(10) The effect of the adjustment for the maximum sales charge reduces performance to a greater extent when performance is calculated for a period of less than one year under the Securities and Exchange Commission standardized formula.

The following table illustrates an assumed $10,000 investment in shares of the Fund on May 1, 1995, which includes the current maximum sales charge of 5.0%, with income and capital gain dividends, if any, reinvested in additional shares. The table covers the period through June 30, 1995.

                   DIVIDENDS                      CUMULATIVE VALUE OF SHARES ACQUIRED
           --------------------------     ---------------------------------------------------
                            CAPITAL                                     REINVESTED
PERIOD       INCOME           GAIN                       REINVESTED      CAPITAL
ENDED       DIVIDENDS      DIVIDENDS       INITIAL         INCOME          GAIN        TOTAL
 6/30      REINVESTED*     REINVESTED     INVESTMENT     DIVIDENDS*     DIVIDENDS      VALUE
------     -----------     ----------     ----------     ----------     ----------     ------
1995           $ 0             $0           $9,778           $0             $0         $9,778

---------------
* Includes short-term capital gain dividends, if any.

The following table compares the performance of the Fund with that of other mutual funds within the category described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis.

                                                                                          LIPPER
                                                                                      BALANCED TARGET
                                                                                      MATURITY FUNDS
                                                                                      ---------------
2 Months (Period ended 6/30/95)....................................................     13 of 14

The Lipper Balanced Target Maturity Fund category includes funds which invest to provide a guaranteed return of investment at maturity (target periods).

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Kemper Financial Services, Inc. ("KFS"), 120 South LaSalle Street, Chicago, Illinois 60603, is the Fund's investment manager. Pursuant to an investment management agreement, KFS acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of KFS), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while the principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states. Kemper Retirement Fund Series I, Series II, Series III, Series IV and Series V (which are no longer being offered), and the Fund are subject to the investment management agreement. The Trust's expenses are generally allocated among the series on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series are charged to that series.

The Fund pays KFS an investment management fee, payable monthly, at an annual rate of .50 of 1% of average daily net assets of the Fund. KFS has agreed to reimburse the Fund to the extent required by applicable state expense limitations should all operating expenses of the Fund, including the investment management fees of KFS but excluding taxes, interest, distribution fees, extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed the applicable state expense limitations. The Fund believes that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million. Under such state expense limitation, custodian costs attributable to foreign securities that are in excess of similar domestic custodian costs are excluded from operating expenses.

The investment management agreement provides that KFS shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of KFS in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The investment management agreement continues in effect from year to year for each series subject to the agreement so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and (b) by the shareholders of each series or the Board of Trustees. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a series with respect to that series, and will terminate automatically upon assignment. If continuation is not approved for a series, the investment management agreement nevertheless may continue in effect for the series for which it is approved and KFS may continue to serve as investment manager for the series for which it is not approved to the extent permitted by the Investment Company Act of 1940. The management fee and the expense limitation are computed based upon the average daily net assets of all series subject to the agreement and are allocated among such series based upon the relative net assets of each such series. Additional series may be subject to the same or a different agreement. Kemper Worldwide 2004 Fund, a series of the Trust, has a different agreement.

For the services and facilities furnished to the Fund pursuant to the investment management agreement during the period from May 1, 1995 to June 30, 1995, KFS received management fees of $3,000.

PRINCIPAL UNDERWRITER. Kemper Distributors, Inc. ("KDI"), a wholly owned subsidiary of KFS, is the principal underwriter for shares of the Trust and acts as agent of the Trust in the continuous offering of its shares. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months' notice and continuation, amendment and termination need not be on a series by series basis.

As principal underwriter for the Fund, KDI retained commissions of $35,000 for the period from May 1, 1995 to June 30, 1995 after allowing $300,000 as commissions to firms of which $37,000 was paid to firms affiliated with KDI.

ADMINISTRATIVE SERVICES. Administrative services are provided to the Trust under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Trust, including the payment of any service fees. The Trust pays KDI an administrative services fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of the Trust.

KDI enters into related arrangements with various financial services firms, such as broker-dealers or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Trust. The firms shall provide such office space and equipment, telephone facilities and personnel as is necessary or appropriate for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Trust, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI pays such firms a service fee, payable quarterly, at an annual rate of up to .25 of 1% of the net assets in Trust accounts that they maintain and service commencing with the month after investment. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Trust. Currently, the administrative services fee payable to KDI is based only upon Trust assets in accounts for which there is a firm listed on the Trust's records and it is intended that KDI will pay all the administrative services fees that it receives from the Trust to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Trust while this procedure is in effect would depend upon the proportion of Trust assets that is in accounts for which there is a firm of record. The Board of Trustees of the Trust, in its discretion, may approve basing the fee to KDI on all Trust assets in the future.

For the period from May 1, 1995 to June 30, 1995, the Fund incurred an administrative services fee of $1,000, all of which KDI paid to firms.

Certain trustees or officers of the Trust are also directors or officers of KFS and/or KDI as indicated under "Officers and Trustees."

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Trust maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Trust held outside the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Trust's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of KFS, serves as "Shareholder Service Agent" of the Fund, and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives from the Fund as transfer agent, and pays to KSVC, annual account fees of $6 per account plus account set up, transaction and maintenance charges and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. During the period from May 1, 1995 to June 30, 1995, IFTC remitted shareholder service fees of $7,000 to KSVC.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Trust's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PORTFOLIO TRANSACTIONS

KFS is the investment manager for the Kemper Funds and KFS and its affiliates also furnish investment management services to other clients including Kemper Corporation and the Kemper insurance companies. KFS is the sole shareholder of Kemper Asset Management Company and Kemper Investment Management Company Limited. These three entities share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for the Fund and for one or more of the other clients advised by KFS. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities and options and futures contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Trustees of the Trust believes that the benefits of KFS's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

KFS, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that KFS may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and KFS. Any research benefits derived are available for all clients, including clients of affiliated companies. Since it is only supplementary to KFS's own research efforts and must be analyzed and reviewed by KFS's staff, the receipt of research information is not expected to materially reduce expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, KFS may give consideration to those firms that have sold or are selling shares of the Fund and other funds managed by KFS and its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and KFS, although KFS is not authorized to pay higher commissions or, in the case of principal trades, higher prices to firms that provide such services, except as described below.

KFS may in certain instances be permitted to pay higher brokerage commissions (not including principal trades) solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board of Trustees of the Trust, the Fund could pay a firm that provides research services to KFS commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if KFS determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or KFS's overall responsibilities to the Fund or other clients. Research benefits will be available for all clients of KFS and its subsidiaries. The investment management fee paid by the Fund to KFS is not reduced because KFS receives these research services.

During the period from May 1, 1995 to June 30, 1995, the Fund paid no portfolio brokerage commissions.

PURCHASE AND REDEMPTION OF SHARES

During the Offering Period described in the prospectus (see "Purchase of Shares"), Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus a sales charge as described in the Fund's prospectus. The minimum initial investment is $1,000 and the minimum subsequent investment is $100, but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time; provided, however, shareholders who hold their shares to the Maturity Date and reinvest their dividends will receive the benefit of the Fund's Investment Protection.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares will be redeemed by the Fund at the applicable net asset value as described in the Fund's prospectus. The redemption within one year of shares purchased at net asset value under the Large Order NAV Purchase Privilege described in the prospectus may be subject to a 1% contingent deferred sales charge (see "Purchase of Shares" in the prospectus). When the Fund is asked to redeem shares for which it may not yet have received good payment, it may delay the mailing of a redemption check until it has determined that collected funds have been received for the purchase of such shares, which will be up to 15 days.

Scheduled variations in or the elimination of the sales charge for purchases by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of expected economies in sales and sales-related efforts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their birthdates, their principal occupations and their affiliations, if any, with KFS, the Fund's investment adviser and KDI, the Fund's principal underwriter, are as follows (The number following each person's title is the number of investment companies managed by KFS or an affiliate for which he or she holds similar positions):

JAMES B. AKINS (10/15/26), Director (11), 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia.

ARTHUR R. GOTTSCHALK (2/13/25), Trustee (11), 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Board of Governors, Heartland Institute/Illinois; formerly, Illinois State Senator.

FREDERICK T. KELSEY (4/25/27), Trustee (11), 3133 Laughing Gull Court, John's Island, South Carolina; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Fund and the Pilot Fund.

DAVID B. MATHIS* (4/13/38), Trustee (33), Kemper Center, Long Grove, Illinois; Chairman, Chief Executive Officer and Director of Kemper Corporation; Director, KFS, Kemper Financial Companies, Inc., several other Kemper Corporation subsidiaries and IMC Global Inc.; Chairman of the Board, Lumbermens Mutual Casualty Company.

FRED B. RENWICK (2/1/30), Director (11), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director; TIFF Industrial Program, Inc.; Director, The Wartberg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; previously member of the Investment Committee of Atlanta University Board of Trustees; previously Director of Board of Pensions Evangelical Lutheran Church in America.

STEPHEN B. TIMBERS (8/8/44), President and Trustee* (33), 120 S. LaSalle St., Chicago, Illinois; Chairman, Chief Executive Officer, Chief Investment Officer and Director, KFS; President, Chief Operating Officer and Director, Kemper Corporation; Director, Kemper Financial Companies, Inc., KDI; Gillett Holdings, Inc. and LTV Corporation.

JOHN B. TINGLEFF (5/4/35), Trustee (11), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33), Trustee (11), 311 Springlake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

JOHN E. PETERS (11/4/47), Vice President* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Executive Vice President, KFS; President and Director, KDI.

TRACY McCORMICK CHESTER (9/27/54), Vice President* (3), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President and Portfolio Manager, Kemper Financial Services, Inc.; formerly, Portfolio Manager for Fiduciary Management; prior thereto, independent consultant managing private accounts.

DENNIS H. FERRO (6/20/45), Vice President* (3), 120 South LaSalle Street, Chicago, Illinois; Executive Vice President and Director of International Equity Investments, Kemper Financial Services, Inc.; prior thereto, President, Managing Director and Chief Investment Officer of an international investment advisory firm.

CHARLES F. CUSTER (8/19/28), Vice President and Assistant Secretary* (33), 222 North LaSalle Street, Chicago, Illinois; Partner, Vedder, Price, Kaufman & Kammholz (attorneys), Legal Counsel to the Fund.

JEROME L. DUFFY (6/29/36), Treasurer* (33), 120 South LaSalle Street, Chicago, Illinois; Senior Vice President, KFS.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary* (33), 120 South LaSalle Street, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, KFS.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary* (25), 120 South LaSalle Street, Chicago, Illinois; Vice President and Director of State Registrations, KFS and KDI.

* Interested persons as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Trust, except that Mr. Custer's law firm receives fees from the Trust as counsel to the Trust. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1995 fiscal year as if the Fund had existed for the entire fiscal year except that the information in the last column is for calendar year 1994.

                                                                                             TOTAL
                                                                       PENSION OR         COMPENSATION
                                                    AGGREGATE      RETIREMENT BENEFITS    KEMPER FUNDS
                                                   COMPENSATION    ACCRUED AS PART OF       PAID TO
                 NAME OF TRUSTEE                   FROM FUND(3)       FUND EXPENSES       TRUSTEES(2)
-------------------------------------------------  ------------    -------------------    ------------
James B. Akins...................................     $2,300               $ 0              $ 66,600
Arthur R. Gottschalk(1)..........................     $2,500               $ 0              $ 72,000
Frederick T. Kelsey(1)...........................     $2,500               $ 0              $ 73,800
Fred B. Renwick..................................     $2,300               $ 0              $ 66,600
John B. Tingleff.................................     $2,500               $ 0              $ 70,500
John G. Weithers.................................     $2,500               $ 0              $ 70,100

---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Trust. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Market Fund--Money Market Portfolio. Total deferred amounts and interest accrued through June 30, 1995 are $400 and $800 for Messrs. Gottschalk and Kelsey, respectively.

(2) Includes estimated compensation for service for calendar year 1994 on the boards of 11 Kemper funds with 25 fund portfolios and amounts for new funds as if the fund had existed at the beginning of the year and, for Kemper Dreman Fund, Inc. as if it had been affiliated with the Kemper funds in 1994 and the Board Members had been such for all the Kemper funds during the period.

(3) Estimated compensation that assumes all Board Members served on Board for all of 1995 fiscal year.

As of September 29, 1995, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund and no person owned of record 5% or more of the outstanding shares of the Fund, except that National Financial Services Corp., One World Financial Center, 200 Liberty Street, New York, New York owned of record 10.2% and Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, New Jersey owned of record 5.3% of the outstanding shares of the Fund.

SHAREHOLDER RIGHTS

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Trust, a series or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, establishing a series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by KFS and KDI as remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.